UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39878	81-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera
San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7845

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2026, the Board of Directors (the “Board”) of Petco Health and Wellness Company, Inc. (the “Company”) appointed Glenn Murphy, the Company’s Executive Chairman, as Chairman of the Board, effective February 1, 2026 (the “Effective Date”), in a non-employee capacity.

In connection with the transition, Mr. Murphy and the Company entered into a transition agreement, pursuant to which Mr. Murphy will receive a lump sum payment of $9,615.38 as statutory pay required by applicable law in accordance with the terms of his previously disclosed offer letter dated May 13, 2024. Mr. Murphy will also remain eligible for an annual bonus for fiscal 2025, payable at the time annual bonuses are paid to the Company’s executive officers.

The foregoing summary of Mr. Murphy’s transition agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the transition agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 2, 2026, the Company issued a press release announcing Mr. Murphy’s appointment as Chairman of the Board, effective as of February 1, 2026. A copy of the press release is attached as Exhibit 99.1 hereto.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Transition Agreement, dated January 30, 2026 between Glenn Murphy and 1000891444 Ontario Inc., an indirect wholly owned subsidiary of Petco Health and Wellness Company, Inc.
99.1	Press Release, dated February 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Date:	February 2, 2026	By:	/s/ Giovanni Insana
Name: Giovanni Insana Title: Chief Legal Officer and Secretary